John Hancock Variable Insurance Trust

Supplement dated September 20, 2019 to the current

Prospectus (the “Prospectus”), as may be supplemented

International Value Trust (the “fund”)

Effectively immediately, Christopher Peel is added as portfolio manager of the fund. Peter Nori and Christopher Peel are jointly and primarily responsible for the day-to-day management of the fund’s portfolio.

The following replaces in its entirety the subadvisor information in the summary section of the prospectus for this fund under the heading “Investment management” effective immediately:

Investment management

Investment Advisor John Hancock Investment Management Services, LLC

Subadvisor Templeton Investment Counsel, LLC

Sub-Subadvisor Templeton Global Advisors Limited

In addition, the following replaces in its entirety the portfolio manager information in the summary section of the prospectus for this fund under the heading “Portfolio management” effective immediately:

Peter Nori, CFA Executive Vice President; Portfolio Manager, Research Analyst Managed fund since 2006	Christopher Peel, CFA Senior Vice President, Research Analyst; Portfolio Manager Managed fund since 2019

The following replaces in its entirety the subadvisor information in the “Subadvisors and Portfolio Managers” section of the prospectus for this fund under the heading “Management” effective immediately:

Templeton Investment Counsel, LLC (“Templeton”)

Templeton Global Advisors Limited serves as sub-subadvisor

The information in the “Subadvisors and Portfolio Managers” section of the prospectus under the heading “Templeton Investment Counsel, LLC (“Templeton”)” is amended to include Christopher Peel, CFA as a Portfolio Manager of the fund.

Christopher Peel, CFA. Senior Vice President, Portfolio Manager, Research Analyst, Templeton Global Equity Group (TGEG). Christopher Peel is a senior vice president, research analyst and portfolio manager for the Templeton Global Equity Group. Mr. Peel is lead portfolio manager for Templeton Foreign Fund and several other funds with similar mandates, including the Templeton World Fund and Templeton Growth Fund Inc. Over the last decade as a Templeton equity analyst, Mr. Peel has had research responsibility for a range of industries and countries including coverage of commercial services, software, IT services, energy equipment and services, integrated oils and the UK and Ireland. Mr. Peel currently has research responsibilities for global energy and is the energy sector team leader. He joined Templeton in 2007.

You should read this Supplement in conjunction with the Prospectus and retain it for future reference.

John Hancock Variable Insurance Trust

Supplement dated September 20, 2019 to the current

Statement of Additional Information (the “SAI”), as may be supplemented

International Value Trust (the “fund”)

The disclosure under “APPENDIX III - PORTFOLIO MANAGER INFORMATION” applicable to Templeton Investment Counsel, LLC as the subadvisor of the fund, as it specifically relates to the fund’s portfolio manager, is amended as follows effective immediately:

TEMPLETON INVESTMENT COUNSEL, LLC

Templeton Global Advisors Limited is sub-sub advisor

International Value Trust

PORTFOLIO MANAGERS AND OTHER ACCOUNTS MANAGED

Effective immediately, Christopher Peel is added as portfolio manager of the fund. Peter Nori, CFA and Christopher Peel, CFA are jointly and primarily responsible for the day-to-day management of the fund’s portfolio.

The following table reflects information regarding other accounts for which the portfolio manager to the fund has day-to-day management responsibilities. Accounts are grouped into three categories: (i) other investment companies and series thereof; (ii) other pooled investment vehicles; and (iii) other accounts. To the extent that any of these accounts pays advisory fees that are based on account performance (“performance-based fees”), information on those accounts is specifically broken out. In addition, any assets denominated in foreign currencies have been converted into U.S. dollars using the exchange rates as of the applicable date. Also shown below the table is the portfolio manager’s investment in the fund and similarly managed accounts.

The following table reflects information for Christopher Peel as of July 31, 2019:

Portfolio Manager	Other Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)
Christopher Peel	6	$20,380.6	3	$628.8	1	$123.3

Other Accounts Managed – Of the totals listed above, those for which the advisory fee is based on performance:

Portfolio Manager	Other Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)
Christopher Peel	0	$0	0	$0	0	$0

Ownership of the Fund and Similarly Managed Accounts

The following table shows the dollar range of fund shares and shares of similarly managed accounts beneficially owned by the portfolio manager listed above as of July 31, 2019. For purposes of this table, “similarly managed accounts” include all accounts that are managed (i) by the same portfolio manager that is primarily responsible for the day-to-day management of the fund; and (ii) with an investment style, objective, policies and strategies substantially similar to those that are used to manage the fund. The portfolio manager’s ownership of fund shares is stated in the footnote that follows the table.

Portfolio Manager	Dollar Range of Shares Owned[1]
Christopher Peel	None

1 As of July 31, 2019, Mr. Peel did not beneficially own shares of the fund.

You should read this Supplement in conjunction with the Statement of Additional Information and retain it for future reference.